[CDC NVEST FUNDS(SM) LOGO]
CDC IXIS ASSET MANAGEMENT DISTRIBUTORS

ANNUAL REPORT
JANUARY 31, 2003

CDC NVEST AEW REAL ESTATE FUND
AEW MANAGEMENT AND ADVISORS

                               PRESIDENT'S LETTER

                                                                      MARCH 2003

[PHOTO OF JOHN T. HAILER]

John T. Hailer
President and
Chief Executive Officer
CDC Nvest Funds"

Dear Shareholder:

Investors will remember 2002 as a year marked by extremes. The bear market reached into its third year, questions surrounding corporate governance grew, and the threat of war with Iraq intensified. Yet even through these dark clouds, investors found some bright spots and the market delivered seven weeks of positive returns through October and November, making for the longest rally since the first quarter of 2000.

It may be impossible to predict where the market will go from here, but there are steps you can take to be prepared. Now is a good time to return to such core investment principles as investing with a long-term outlook, diversifying your portfolio, managing your asset allocation, and looking to your financial advisor for guidance.

This fourth principle may be the most important for these times. When you are unnerved by volatility and uncertainty, a professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term.

As you plan your future, CDC Nvest Funds will be here for you, giving you access to the depth and strength of CDC IXIS Asset Management, a $312 billion* global money manager. Through its unique multi-manager approach we can bring you a diverse selection of investment disciplines that may help you achieve many goals in the years ahead.

We thank you for continuing to place your trust in CDC Nvest Funds and look forward to helping you succeed, whatever the future brings.

Sincerely,

/s/ John T. Hailer

*As of 12/31/02



[SIDENOTE]

....A PROFESSIONAL FINANCIAL ADVISOR CAN HELP YOU TAKE THE EMOTION OUT OF
INVESTING AND MAKE SOUND, RATIONAL DECISIONS FOR THE LONG TERM."

                         CDC NVEST AEW REAL ESTATE FUND

                                                          MANAGEMENT DISCUSSION

As the economic recovery maintained a sluggish pace early in 2002, share prices of real estate investment trusts (REITs) continued to advance. However, by the second half of the year the REIT market began to lose some steam, as earnings began to reflect weakness in the economy as a whole. For the 12 months ended January 31, 2003, CDC Nvest AEW Real Estate Fund's total return was 1.32%, based on the net asset value of Class A shares and $0.39 in dividends and $0.16 in capital gains reinvested during the period. By way of comparison, the total return for the fund's benchmark, the Morgan Stanley REIT Index, was 1.02% for the period, while the average return on comparable funds in Morningstar's Specialty Real Estate Fund category was 1.51%.

REIT EARNINGS RESPOND TO ECONOMIC CHANGES AT DIFFERENT STAGES

Property markets often lag behind other economic sectors. This made REIT earnings look all the more attractive versus other investments early in 2002, when stock and bond prices were volatile and interest rates were low. Moreover, the REIT market was free from the corporate scandals that made investors skeptical of other areas.

As the year progressed, conditions in the property markets reacted to changes in the general economy and REIT earnings followed. Landlords of retail properties - malls and shopping centers - still have not experienced the slowdown that cut into earnings on apartment and office complexes. Consumer spending has remained surprisingly strong, despite sagging corporate earnings and layoffs. As a result, stocks in the retail sector outperformed REITs as a whole again this year. Retail investments may continue to outperform unless the economy either accelerates or stumbles into another recession.

Meanwhile, the office and apartment sectors trailed the REIT group again this year, as the need for office space diminished with shrinking corporate payrolls. The fundamental outlook for office properties has continued to worsen, although the rate of deterioration has slowed. Despite some challenges, the industrial market is holding up better than the office market. Conditions in this sector have not changed significantly over the past quarter, and future industrial demand will not be as dependent on job growth as in the office market.

MANAGER TRIMMED OFFICE REITS, EXPANDED RETAIL

In light of these conditions, we made several adjustments to the fund's portfolio during the year to keep it positioned to achieve the best potential risk-adjusted returns. We reduced the fund's allocation to Equity Office Properties - the fund's largest holding - and eliminated Arden Realty. Both companies had above-average exposure to the weakening office market. This brought the fund's exposure to the office sector to 19.0% of the portfolio as of January 31, 2003, down from 24.1% a year ago.

At the same time, the fund's exposure to retail REITs rose to 24.5% of the portfolio, up from 20.9% at the end of January 2002. This reflects strong performance in the sector as well as the purchase of additional shares in several of the fund's existing retail holdings. We also added two new names to the retail group: Taubman Centers and Heritage Property Investment Trust, both of which appeared to be attractively valued. When Taubman Centers became the object of a hostile takeover bid during the fourth quarter, we took advantage of price appreciation to sell some shares at a profit.

OTHER PORTFOLIO CHANGES REFLECT SHIFTS IN ECONOMY, REIT MARKET

The multi-family sector has faced the "perfect storm." Job losses have decreased demand for new apartments, while low interest rates have helped single-family homes continue to take market share. We decreased the portfolio's exposure to Equity Residential and AvalonBay Communities, two of the fund's multi-family holdings due to deteriorations in relative value.

[SIDENOTE]

PORTFOLIO PROFILE

OBJECTIVE:
Seeks above-average income and long-term growth of capital

STRATEGY:
Invests in a variety of real estate securities, including real estate investment trusts (REITs) and other publicly held real estate companies

INCEPTION DATE:
August 31, 2000

MANAGER:
Matthew A. Troxell,
CFA
AEW MANAGEMENT AND ADVISORS, L.P.,
an affiliate of AEW Capital Management, L.P.

SYMBOLS:
Class A           NRFAX
Class B           NRFBX
Class C           NRCFX
Class Y           NRFYX

NET ASSET VALUE
PER SHARE:
(JANUARY 31, 2003)
Class A          $11.00
Class B           11.00
Class C           11.01
Class Y           10.80

Other notable portfolio changes during the year included the purchase of shares of Host Marriott and a reduction in the fund's exposure to Hospitality Properties Trust in the lodging sector. We believe Host Marriott is better positioned to take advantage of a potential economic rebound. Within the industrial sector, we added to the fund's position in PS Business Parks, which appeared to be attractively valued relative to other sectors. We also added two healthcare REITs in July: Healthcare Realty Trust and Senior Housing Properties Trust. The healthcare sector is now included in the fund's benchmark, the Morgan Stanley REIT Index.

FUTURE DIRECTION OF ECONOMY, PROPERTY MARKETS, UNCERTAIN

Uncertainty continues both for the broad economy and the property markets. As we head into 2003, hope has been growing that the worst may be over for the economy even if no major rebound is on the horizon. Of course, there are many causes for concern, including geopolitical risks, terrorism, declining consumer confidence, higher energy prices, new pressures on the bond markets, a potential slowing in home refinancing, and state and municipal fiscal woes. These serious issues conspire against hope, and further volatility in the markets should be expected.

The continuing weakness of the economy, as well as emerging signs that the endurance of the American consumer may be waning, are clearly concerns, and the economy's future direction is of vital importance to investors. The question for all investors is whether consumer demand might taper off before business demand can pick up.

While REIT investors in recent years were helped both in absolute and relative terms by many of the forces that slowed growth in corporate America, at this point both REIT managers and corporate managers are in much the same boat - awaiting some recovery. Given the lagging nature of real estate, a stronger economy would first be reflected in corporate earnings and only later in REIT earnings. Therefore, the best outcome for REIT shares would be an economic recovery, which we believe would cause REITs to underperform equities and outperform bonds for the near- to intermediate-term.

THIS PORTFOLIO MANAGER'S COMMENTARY REFLECTS THE CONDITIONS AND ACTIONS TAKEN DURING THE REPORTING PERIOD. SUBSEQUENT CHANGES IN ECONOMIC OR MARKET CONDITIONS MAY RESULT IN STRATEGIC AND OTHER PORTFOLIO CHANGES.

CDC NVEST AEW REAL ESTATE FUND INVESTS PRIMARILY IN REAL ESTATE INVESTMENT TRUSTS (REITS) AND/OR REAL ESTATE-RELATED COMPANIES. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE INDUSTRY, IT IS SUBJECT TO THE RISKS OF THE REAL ESTATE MARKET. THESE RISKS INCLUDE FLUCTUATING REAL ESTATE VALUES, CHANGES IN INTEREST RATES AND PROPERTY TAXES, AS WELL AS MORTGAGE-RELATED RISKS. THE FUND'S INVESTMENTS IN EQUITY SECURITIES ARE SUBJECT TO THE RISKS ASSOCIATED WITH THE STOCK MARKET, WHICH INCLUDE UNPREDICTABLE DROPS IN VALUE OR PERIODS OF BELOW-AVERAGE PERFORMANCE IN A GIVEN STOCK OR IN THE STOCK MARKET AS A WHOLE. THE FUND MAY ALSO INVEST IN SMALL-CAP COMPANIES, WHICH ARE MORE VOLATILE THAN THE OVERALL STOCK MARKET. THESE RISKS AFFECT THE VALUE OF YOUR INVESTMENT. SEE THE FUND'S PROSPECTUS FOR DETAILS.

[SIDENOTE]

PORTFOLIO AS OF JANUARY 31, 2003

                     % OF NET ASSETS
                           AS OF
                     1/31/03   7/31/02
--------------------------------------
REITS
APARTMENTS            19.9      20.9
OFFICE BUILDINGS      19.0      21.6
MALLS                 12.5      11.5
SHOPPING CENTERS       9.9       8.2
DIVERSIFIED            8.8       9.7
INDUSTRIAL BUILDINGS   8.7       6.7
STORAGE                3.8       4.8
HOTELS                 3.2       2.6
MANUFACTURED HOMES     2.4       2.6
FACTORY OUTLETS        2.1       2.0
HEALTHCARE             2.0       1.9

OTHER REAL ESTATE-RELATED COMPANIES
------------------------------------
REAL ESTATE MANAGEMENT 3.0       2.8
HOTELS & MOTELS        1.3       1.7

NOTE: TOTAL ASSETS INVESTED IN THE FUND MORE THAN DOUBLED DURING THE PAST FISCAL YEAR. AS A RESULT, WHEN THE MANAGER STATES THAT HE REDUCED THE FUND'S EXPOSURE TO CERTAIN SECURITIES, THERE WERE ACTUALLY MORE SHARES IN THE JANUARY 31, 2003 PORTFOLIO THAN THERE WERE ONE YEAR AGO, BUT THE WEIGHTING AS A PERCENT OF NET ASSETS HAS DECREASED.

                         CDC NVEST AEW REAL ESTATE FUND

INVESTMENT RESULTS THROUGH JANUARY 31, 2003

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest AEW Real Estate Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

 GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

December 29, 2000 (inception) through January 31, 2003

                                               MORGAN STANLEY
                       NAV1           MSC2      REIT INDEX 5
  12/29/2000         10,000          9,425           10,000
   1/31/2001          9,915          9,345           10,043
   4/30/2001         10,068          9,489           10,182
   7/31/2001         10,723         10,107           10,800
  10/31/2001         10,458          9,857           10,391
   1/31/2002         11,220         10,575           11,257
   4/30/2002         12,248         11,544           12,298
   7/31/2002         12,085         11,390           12,093
  10/31/2002         11,048         10,412           11,087
   1/31/2003         11,368         10,715           11,373

NOTES TO CHARTS

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The illustration represents past performance of Class A shares. The table and illustration do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Class Y shares are available to certain institutional investors only. Periods less than one year are not annualized.

(1)  Does not include a sales charge.

(2)  Includes the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Fund performance has been increased by expense waivers, without which performance would have been lower.

(5) Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in an index.

(6) Morningstar Specialty Real Estate Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Classes A, B and C from 12/31/00; Class Y from 8/31/00.

                                                              SINCE
                                             1 YEAR(4)     INCEPTION(4)
CLASS A (Inception 12/29/00)

Net Asset Value(1)                             1.32%           6.33%
With Maximum Sales Charge(2)                  -4.47            3.34

CLASS B (Inception 12/29/00)

Net Asset Value(1)                             0.52            5.54
With CDSC(3)                                  -4.30            4.17

CLASS C (Inception 12/29/00)

Net Asset Value(1)                             0.52            5.58
With Maximum Sales Charge and CDSC(3)         -1.48            5.06

CLASS Y (Inception 8/31/00)

Net Asset Value(1)                             1.51            9.36

                                                            SINCE          SINCE
                                                        CLASS A, B, C    CLASS Y
COMPARATIVE PERFORMANCE                        1 YEAR    INCEPTION(7)  INCEPTION(7)
Morgan Stanley REIT Index(5)                     1.02%      6.36%        8.46%
Morningstar Specialty Real Estate Fund Avg.(6)   1.51       5.03         7.15

 NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE

            CDC NVEST AEW REAL ESTATE FUND -- SCHEDULE OF INVESTMENTS

IInvestments as of January 31, 2003

COMMON STOCKS -- 96.6% OF TOTAL NET ASSETS

        SHARES        DESCRIPTION                                                       VALUE (a)
----------------------------------------------------------------------------------------------------
                  LODGING AND GAMING - 1.3%
                  HOTELS & MOTELS - 1.3%
        14,000    Starwood Hotels & Resorts Worldwide, Inc.                           $      328,300
                                                                                      --------------
                  REAL ESTATE - 3.0%
                  REAL ESTATE MANAGEMENT -3.0%
        10,900    Brookfield Properties Corp.                                                198,489
        30,000    Catellus Development Corp.                                                 593,100
                                                                                      --------------
                                                                                             791,589
                                                                                      --------------
                  REAL ESTATE INVESTMENT TRUSTS - 92.3%
                  REITS - APARTMENTS - 19.9%
        31,500    Apartment Investment & Management Co.                                    1,145,025
        52,000    Archstone Smith Trust                                                    1,154,400
        26,500    AvalonBay Communities, Inc.                                                975,200
        21,500    Camden Property Trust                                                      677,250
        40,500    Equity Residential                                                         989,820
        18,500    Summit Properties, Inc.                                                    333,925
                                                                                      --------------
                                                                                           5,275,620
                                                                                      --------------
                  REITS - DIVERSIFIED - 8.8%
        14,000    Duke Realty Corp.                                                          350,700
        29,000    Liberty Property Trust                                                     869,710
        32,500    Vornado Realty Trust                                                     1,121,250
                                                                                      --------------
                                                                                           2,341,660
                                                                                      --------------
                  REITS - FACTORY OUTLETS - 2.1%
        16,500    Chelsea Property Group, Inc.                                               561,495
                                                                                      --------------
                  REITS - HEALTHCARE - 2.0%
         9,000    Healthcare Realty Trust, Inc.                                              253,170
        24,500    Senior Housing Properties Trust                                            274,155
                                                                                      --------------
                                                                                             527,325
                                                                                      --------------
                  REITS - HOTELS - 3.2%
        11,000    Hospitality Properties Trust                                               356,400
        59,800    Host Marriott Corp.(c)(d)                                                  487,370
                                                                                      --------------
                                                                                             843,770
                                                                                      --------------
                  REITS - INDUSTRIAL BUILDINGS - 8.7%
        34,500    AMB Property Corp.                                                         953,925
        38,800    ProLogis Trust                                                             964,180
        12,500    PS Business Parks, Inc.                                                    391,875
                                                                                      --------------
                                                                                           2,309,980
                                                                                      --------------
                  REITS - MALLS - 12.5%
        16,000    General Growth Properties, Inc.(d)                                         792,000
         9,000    Macerich Co. (The)                                                         267,300
        30,000    Rouse Co. (The)                                                            951,900
        34,000    Simon Property Group, Inc.                                               1,111,800
        12,000    Taubman Centers, Inc.                                                      196,320
                                                                                      --------------
                                                                                           3,319,320
                                                                                      --------------
                  REITS - MANUFACTURED HOMES - 2.4%
        16,000    Chateau Communities, Inc.                                                  331,200
         9,000    Sun Communities, Inc.                                                      312,750
                                                                                      --------------
                                                                                             643,950
                                                                                      --------------
                  REITS - OFFICE BUILDINGS - 19.0%
        33,500    Boston Properties, Inc.                                                  1,202,650
        23,800    CarrAmerica Realty Corp.                                                   571,438
        11,000    Cousins Properties, Inc.                                                   265,650
        61,500    Equity Office Properties Trust                                           1,472,310
        15,000    Kilroy Realty Corp.                                                        327,750
        28,500    Prentiss Properties Trust                                                  758,955
        13,000    Reckson Associates Realty Corp.(d)                                         265,200
        17,500    Trizec Properties, Inc.                                                    159,425
                                                                                      --------------
                                                                                           5,023,378
                                                                                      --------------
                  REITS - SHOPPING CENTERS - 9.9%
        18,000    Developers Diversified Realty Corp.                                 $      403,560
        21,500    Federal Realty Investment Trust                                            602,860
         9,500    Heritage Property Investment Trust                                         232,275
        19,000    Kimco Realty Corp.                                                         596,600
         9,000    Pan Pacific Retail Properties, Inc.                                        329,400
        10,500    Regency Centers Corp.                                                      332,640
        11,000    Urstadt Biddle - Class A                                                   122,650
                                                                                      --------------
                                                                                           2,619,985
                                                                                      --------------
                  REITS - STORAGE - 3.8%
        32,800    Public Storage, Inc.                                                     1,015,160
                                                                                      --------------
                  Total Real Estate Investment Trusts                                     24,481,643
                                                                                      --------------
                  OTHER - 0.0%
         6,500    Pacific Gulf Properties Liquidating Trust(e)                                   162
                                                                                      --------------
                  Total Common Stocks (Identified Cost $26,927,411)                       25,601,694
                                                                                      --------------
PRINCIPAL
 AMOUNT
---------
SHORT TERM INVESTMENTS - 8.1%
$      853,795    Repurchase Agreement with Investors Bank & Trust Co.
                  dated 1/31/2003 at 1.01% to be repurchased at $853,867
                  on 2/3/2003,collateralized by $872,061 Federal National
                  Mortgage Association Bond,
                  3.725%, due 1/25/2022 valued at $896,485                                   853,795
       124,770    Bank of Montreal, 1.240%, 2/28/2003(f)                                     124,770
       253,247    BNP Paribas, 1.320%, 2/07/2003(f)                                          253,247
       168,832    Canadian Imperial Bank of Commerce, 1.395%, 5/19/2003(f)                   168,832
        56,277    Comerica Bank, 1.340%, 11/19/2003(f)                                        56,277
        61,905    Credit Agricole Indosuez, 1.250%, 2/12/2003(f)                              61,905
       253,247    Dreyfus Cash Management Plus Fund, 1.342%, 2/03/2003(f)                    253,247
        28,139    Galaxy Funding, 1.353%, 2/07/2003(f)                                        28,139
        56,277    Liberty Lighthouse Funding, 1.311%, 2/14/2003(f)                            56,277
       270,131    Merrimac Cash Fund, Premium Class, 1.328%, 2/03/2003(f)                    270,131
        28,139    Toronto Dominion Bank, 1.270%, 2/06/2003(f)                                 28,139
                                                                                      --------------
                  Total Short Term Investments
                  (Identified Cost $2,154,759)                                             2,154,759
                                                                                      --------------
                  Total Investments -- 104.7% (Identified Cost $29,082,170)(b)            27,756,453
                  Other assets less liabilities                                           (1,239,524)
                                                                                      --------------
                  Total Net Assets -- 100%                                            $   26,516,929
                                                                                      ==============
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At January 31, 2003, the net unrealized depreciation on investments based on cost of $29,228,561 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                      $      594,661
       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                                 (2,066,769)
                                                                                      --------------
       Net unrealized depreciation                                                    $   (1,472,108)
                                                                                      ==============

       At January 31, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $109,381 in undistributed long-term gains.

(c)    Non-income producing security.
(d)    All or a portion of this security was on loan to brokers at
       January 31, 2003.
(e) Represents beneficial interest in Pacific Gulf Properties Liquidating Trust. Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(f)    Represents investments of securities lending collateral.
REIT   Real Estate Investment Trust

                See accompanying notes to financial statements.

                              Financial Statements

                       STATEMENT OF ASSETS & Liabilities

January 31, 2003

ASSETS
Investments, at value (identified cost, $29,082,170)               $ 27,756,453
Receivable for Fund shares sold                                         158,652
Receivable for securities sold                                          151,657
Dividends and interest receivable                                        70,367
Receivable from investment adviser                                        3,411
Securities lending income receivable                                      1,055
                                                                   ------------
   TOTAL ASSETS                                                      28,141,595
                                                                   ------------
LIABILITIES
Collateral on securities loaned, at value                             1,300,964
Payable for securities purchased                                        163,220
Payable for Fund shares redeemed                                        105,287
Deferred Trustees' fees                                                   4,895
Transfer agent fees payable                                              13,975
Accounting and administrative fees payable                                1,845
Other accounts payable and accrued expenses                              34,480
                                                                   ------------
   TOTAL LIABILITIES                                                  1,624,666
                                                                   ------------
NET ASSETS                                                         $ 26,516,929
                                                                   ============
NET ASSETS CONSIST OF:
   Paid in capital                                                 $ 27,884,551
   Undistributed (overdistributed)net investment income                  (4,895)
   Accumulated net realized gain (loss) on investments                  (37,010)
   Net unrealized appreciation (depreciation) of investments         (1,325,717)
                                                                   ------------
NET ASSETS                                                         $ 26,516,929
                                                                   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                                    $ 13,306,759
                                                                   ============
     Shares of beneficial interest                                    1,209,844
                                                                   ============
     Net asset value and redemption price per share                $      11.00
                                                                   ============
     Offering price per share                                      $      11.67
                                                                   ============
   CLASS B SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                    $  8,400,603
                                                                   ============
     Shares of beneficial interest                                      763,607
                                                                   ============
     Net asset value and offering price per share                  $      11.00
                                                                   ============
   CLASS C SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                    $  3,288,285
                                                                   ============
     Shares of beneficial interest                                      298,532
                                                                   ============
     Net asset value per share                                     $      11.01
                                                                   ============
     Offering price per share                                      $      11.12
                                                                   ============
   CLASS Y SHARES:
     Net assets                                                    $  1,521,282
                                                                   ============
     Shares of beneficial interest                                      140,900
                                                                   ============
     Net asset value, offering and redemption price per share      $      10.80
                                                                   ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended January 31, 2003

INVESTMENT INCOME
Dividends (net of foreign taxes of $478)                                  $ 1,027,448
Interest                                                                        8,250
Securities lending income                                                       1,082
                                                                          -----------
                                                                            1,036,780
                                                                          -----------
Expenses
   Management fees                                                            167,318
   Service fees - Class A                                                      25,820
   Service and distribution fees - Class B                                     69,838
   Service and distribution fees - Class C                                     25,185
   Trustees' fees and expenses                                                  8,289
   Accounting and administrative                                               12,987
   Custodian                                                                   58,753
   Transfer agent fees - Class A, Class B, Class C                            100,778
   Transfer agent fees - Class Y                                                1,086
   Audit and tax services                                                      32,033
   Legal                                                                        2,669
   Shareholder reporting                                                       14,477
   Registration                                                                46,909
   Miscellaneous                                                                6,877
                                                                          -----------
Total expenses before reductions                                              573,019
   Less waiver/reimbursement                                                 (191,272)
                                                                          -----------
Net Expenses                                                                  381,747
                                                                          -----------
Net Investment Income                                                         655,033
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net                                  228,329
   Change in unrealized appreciation (depreciation) of investments - net   (1,714,470)
                                                                          -----------
Net realized and unrealized gain (loss) on investments                     (1,486,141)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  (831,108)
                                                                          ===========

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED         YEAR ENDED
                                                                        JANUARY 31, 2003   JANUARY 31, 2002
                                                                        ----------------   ----------------
FROM OPERATIONS:
   Net investment income                                                $        655,033   $        313,279
   Net realized gain (loss) on investments                                       228,329             83,459
   Net change in unrealized appreciation (depreciation) of investments        (1,714,470)           360,786
                                                                        ----------------   ----------------
   Increase (decrease) in net assets resulting from operations                  (831,108)           757,524
                                                                        ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                                    (365,312)          (130,436)
     Class B                                                                    (203,434)           (64,905)
     Class C                                                                     (75,106)           (14,400)
     Class Y                                                                     (46,458)           (29,294)
   Short-Term capital gain
     Class A                                                                     (30,202)           (30,432)
     Class B                                                                     (19,946)           (20,527)
     Class C                                                                      (6,462)            (4,362)
     Class Y                                                                      (3,055)            (3,692)
   Long-Term capital gain
     Class A                                                                    (121,183)           (16,289)
     Class B                                                                     (80,049)           (10,962)
     Class C                                                                     (31,319)            (2,356)
     Class Y                                                                     (14,057)            (2,048)
                                                                        ----------------   ----------------
                                                                                (996,583)          (329,703)
                                                                        ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
 SHARE TRANSACTIONS:                                                          17,432,591          8,995,206
                                                                        ----------------   ----------------
   Total increase (decrease) in net assets                                    15,604,900          9,423,027
NET ASSETS
   Beginning of period                                                        10,912,029          1,489,002
                                                                        ----------------   ----------------
   End of period                                                        $     26,516,929   $     10,912,029
                                                                        ================   ================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                   $         (4,895)  $          3,916
                                                                        ================   ================

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:      LESS DISTRIBUTIONS:
                          ---------------------------------------- -----------------------------
               NET ASSET
                 VALUE,       NET      NET REALIZED                  DIVIDENDS     DISTRIBUTIONS                 NET ASSET
               BEGINNING  INVESTMENT  AND UNREALIZED   TOTAL FROM      FROM          FROM NET                      VALUE,     TOTAL
                   OF       INCOME     GAIN (LOSS)   ON INVESTMENT NET INVESTMENT    REALIZED        TOTAL         END OF     RETURN
               THE PERIOD (LOSS)(c)    INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS  THE PERIOD(%) (a)(d)
               ---------- ----------  -------------- ------------- -------------- -------------  -------------- ------------- ------
CLASS A
01/31/2003      $ 11.37     $0.40      $(0.22)           $0.18       $(0.39)         $(0.16)        $(0.55)       $11.00        1.3
01/31/2002        10.49      0.55        0.82             1.37        (0.38)          (0.11)         (0.49)        11.37       13.2
01/31/2001 (g)    10.58      0.02       (0.11) (f)       (0.09)        0.00            0.00           0.00         10.49       (0.9)

CLASS B
01/31/2003        11.39      0.32       (0.24)            0.08        (0.31)          (0.16)         (0.47)        11.00        0.5
01/31/2002        10.49      0.50        0.78             1.28        (0.27)          (0.11)         (0.38)        11.39       12.3
01/31/2001 (g)    10.58      0.02       (0.11) (f)       (0.09)        0.00            0.00           0.00         10.49       (0.9)

CLASS C
01/31/2003        11.40      0.32       (0.24)            0.08        (0.31)          (0.16)         (0.47)        11.01        0.5
01/31/2002        10.49      0.50        0.79             1.29        (0.27)          (0.11)         (0.38)        11.40       12.4
01/31/2001 (g)    10.58      0.02       (0.11) (f)       (0.09)        0.00            0.00           0.00         10.49       (0.9)

CLASS Y
01/31/2003        11.21      0.42       (0.22)            0.20        (0.45)          (0.16)         (0.61)        10.80        1.5
01/31/2002        10.49      0.58        0.81             1.39        (0.56)          (0.11)         (0.67)        11.21       13.5
01/31/2001 (h)    10.00      0.23        0.55             0.78        (0.29)           0.00          (0.29)        10.49        7.8

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) The investment advisor agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e)  Computed on an annualized basis for periods less than one year.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g)  For the period December 29, 2000 (commencement of operations) through
     January 31, 2001.
(h)  For the period August 31, 2000 (commencement of operations) through
     January 31, 2001.

                 See accompanying notes to financial statements.

                                        9

                              RATIOS TO AVERAGE NET ASSETS:
                              -----------------------------
               NET ASSETS,
                  END OF                     NET INVESTMENT    PORTFOLIO
                THE PERIOD      EXPENSES         INCOME        TURNOVER
                   (000)         (%)(b)            (%)         RATE (%)
              ------------    -----------    --------------  ------------
CLASS A
01/31/2003        $ 13,307        1.50            3.47            35
01/31/2002           5,522        1.50            4.92            36
01/31/2001 (g)         820        1.50 (e)        2.30 (e)        12

CLASS B
01/31/2003          8,401         2.25            2.72            35
01/31/2002          3,718         2.25            4.43            36
01/31/2001 (g)         87         2.25 (e)        2.14 (e)        12

CLASS C
01/31/2003          3,288         2.25            2.72            35
01/31/2002          1,061         2.25            4.52            36
01/31/2001 (g)         44         2.25 (e)        1.79 (e)        12

CLASS Y
01/31/2003          1,521         1.25            3.72            35
01/31/2002            611         1.25            5.35            36
01/31/2001 (h)        539         1.25 (e)        5.40 (e)        12

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended January 31, 2003

1. ORGANIZATION. CDC Nvest AEW Real Estate Fund (the "Fund") is a series of CDC Nvest Companies Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. A portion of the Funds' distributions may consist of amounts in excess of net investment income, derived from non-taxable components of the dividends from the Fund's investment portfolio. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts and non-dedutible expenses for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the year ended January 31, 2003, purchases and sales of securities (excluding short-term investments) were $23,915,190 and $7,063,399 respectively.

For the Year Ended January 31, 2003

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a. MANAGEMENT FEES. . AEW Management and Advisors, L. P. ("AEW") serves as investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable quarterly, based on the Fund's average daily net assets:

         PERCENTAGE OF AVERAGE DAILY NET ASSETS
         --------------------------------------
                FIRST             OVER
            $500 MILLION      $500 MILLION
            ------------      ------------
               0.800%            0.750%

For the year ended January 31, 2003, management fee and waiver for the Fund were as follows:

                                                        PERCENTAGE OF AVERAGE
            GROSS          WAIVER OF            NET       DAILY NET ASSETS
         MANAGEMENT       MANAGEMENT        MANAGEMENT  ---------------------
             FEE              FEE               FEE          GROSS    NET
        -----------       -----------      -----------       -----    ---
         $167,318           $89,408           $77,910       0.800%   0.373%

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company to serve as subadministrator. Pursuant to an agreement among the Fund, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS, the Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

        (1)     PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS
                -----------------------------------------------
                       FIRST        NEXT         OVER
                    $5 BILLION   $5 BILLION   $10 BILLION
                   -----------   ----------   -----------
                      0.0600%      0.050%       0.045%

        or
        (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the year ended January 31, 2003, $12,987 (0.062% of average daily net assets) was paid to CIS for accounting and administrative expense.

Prior to January 1, 2003, the annual aggregate fee based on average daily net assets was 0.0350% of the first $5 billion in average daily net assets, 0.0325% on the next $5 billion in average daily net assets and 0.0300% on average daily net assets over $10 billion. The annual aggregate minimum fee was $2.5 million.

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:
        (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                      FIRST               NEXT              OVER
                  $5.7 BILLION       NEXT $5 BILLION     $10.7 BILLION
                ----------------     ---------------     -------------
                      0.184%             0.180%             0.175%

                Each Class of shares is subject to an annual class minimum of $18,000.

        or
        (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $9.8 million (Prior to January 1, 2003, the annual aggregate minimum fee was $10.1 million).

In addition, pursuant to other servicing agreements, Classes A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

For the Year Ended January 31, 2003

CIS, BFDS and other firms are also reimbursed by the Fund for out-of-pocket expenses. For the year ended January 31, 2003, the Fund paid $71,324 to CIS as compensation for its services as transfer agent.

d. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2003, the Fund paid CDC IXIS Distributors $25,820 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2003 the Fund paid CDC IXIS Distributors $17,460 and $6,296 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares. For the year ended January 31, 2003 the Fund paid CDC IXIS Distributors $52,378 and $18,889 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Fund during the year ended January 31, 2003 amounted to $182,231.

e. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the year ended January 31, 2003, the fund paid $2,532 to CIS as compensation for these services.

5. CAPITAL SHARES. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                YEAR ENDED                    YEAR ENDED
                                                             JANUARY 31, 2003              JANUARY 31, 2002
                                                       ---------------------------   ---------------------------
 CLASS A                                                  SHARES         AMOUNT         SHARES         AMOUNT
----------                                             ------------   ------------   ------------   ------------
Shares sold                                                 922,157   $ 10,963,336        482,932   $  5,329,515
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                      27,328        321,284          8,298         92,997
   Distributions from net realized gain                       6,940         77,941          2,957         33,501
                                                       ------------   ------------   ------------   ------------
                                                            956,425     11,362,561        494,187      5,456,013
Shares repurchased                                         (232,201)    (2,648,135)       (86,716)      (961,712)
                                                       ------------   ------------   ------------   ------------
Net increase (decrease)                                     724,224   $  8,714,426        407,471   $  4,494,301
                                                       ------------   ------------   ------------   ------------

For the Year Ended January 31, 2003

                                                               YEAR ENDED                   YEAR ENDED
                                                            JANUARY 31, 2003            JANUARY 31, 2002
                                                       -------------------------   -------------------------
  CLASS B                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------                                         -----------   -----------   -----------   -----------
Shares sold                                                605,067   $ 7,184,231       341,085   $ 3,742,634
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                     16,481       194,046         4,188        47,310
   Distributions from net realized gain                      4,858        54,611         2,206        25,054
                                                       -----------   -----------   -----------   -----------
                                                           626,406     7,432,888       347,479     3,814,998
Shares repurchased                                        (189,184)   (2,159,672)      (29,352)     (329,908)
                                                       -----------   -----------   -----------   -----------
Net increase (decrease)                                    437,222   $ 5,273,216       318,127   $ 3,485,090
                                                       -----------   -----------   -----------   -----------

                                                               YEAR ENDED                   YEAR ENDED
                                                            JANUARY 31, 2003            JANUARY 31, 2002
                                                       -------------------------   -------------------------
  CLASS C                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------                                         -----------   -----------   -----------   -----------
Shares sold                                                260,516   $ 3,079,336        94,881   $ 1,046,014
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                      4,231        49,808           539         6,093
   Distributions from net realized gain                      1,378        15,506           412         4,684
                                                       -----------   -----------   -----------   -----------
                                                           266,125     3,144,650        95,832     1,056,791
Shares repurchased                                         (60,706)     (694,195)       (6,888)      (76,010)
                                                       -----------   -----------   -----------   -----------
Net increase (decrease)                                    205,419   $ 2,450,455        88,944   $   980,781
                                                       -----------   -----------   -----------   -----------

                                                               YEAR ENDED                   YEAR ENDED
                                                            JANUARY 31, 2003            JANUARY 31, 2002
                                                       -------------------------   -------------------------
  CLASS Y                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------                                         -----------   -----------   -----------   -----------
Shares sold                                                 93,796   $ 1,070,529            --   $        --
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                      4,077        46,458         2,662        29,294
   Distributions from net realized gain                      1,502        17,112           514         5,740
                                                       -----------   -----------   -----------   -----------
                                                            99,375     1,134,099         3,176        35,034
Shares repurchased                                         (13,000)     (139,605)           --            --
                                                       -----------   -----------   -----------   -----------
Net increase (decrease)                                     86,375   $   994,494         3,176   $    35,034
                                                       -----------   -----------   -----------   -----------
Increase (decrease) derived from
  capital shares transactions                            1,453,240   $17,432,591       817,718   $ 8,995,206
                                                       ===========   ===========   ===========   ===========

6. SECURITIES LENDING. The Fund has entered into an agreement with Investors Bank & Trust Company, as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At January 31, 2003, the Fund loaned securities having a market value of $1,231,254 and collateralized by cash in the amount of $1,300,964 which was invested in short-term investments.

7. EXPENSE REDUCTIONS. AEW has given a binding undertaking to the Fund to defer its management fees, and if necessary, to bear certain expenses related to operating the Fund, in order to limit the Fund's total operating expenses to the annual rates of 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets of the Fund's Class A, Class B, Class C and Class Y shares, respectively. This undertaking is in effect until April 30, 2003 and will be reevaluated on an annual basis. For the year ended January 31, 2003, in addition to the waiver of management fees as discussed in Note 4, $101,864 of class level expenses have been reimbursed.

If in the fiscal year following a year in which the Fund had received a deferral or reimbursement, the actual operating expenses of the Fund are less than the expense limit for the Fund, the Fund is obligated to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At January 31, 2003, $191,272 was subject to possible reimbursement under the expense limitation agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of CDC Nvest Companies Trust I and the Shareholders of CDC Nvest AEWReal Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest AEW Real Estate Fund (the "Fund"), a series of CDC Nvest Companies Trust I, at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2003

                             ADDITIONAL INFORMATION

TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $246,608 as capital gain dividends paid during the year ended January 31, 2003.

                             TRUSTEES' INFORMATION

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

                               POSITION(S) HELD WITH                                NUMBER OF PORTFOLIOS IN
                               FUNDS, LENGTH OF TIME     PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS       SERVED AND TERM OF OFFICE^1    DURING PAST 5 YEARS      OTHER DIRECTORSHIPS HELD
--------------------------- ---------------------------  ----------------------  -----------------------------
INDEPENDENT TRUSTEES

GRAHAM T. ALLISON, JR. (63)      Trustee (2)(3);         Douglas Dillon          27; Director, Taubman
399 Boylston Street                 19 years             Professor and Director  Centers, Inc.; Board
Boston, MA 02116                                         for the Belfer Center   Member, USEC Inc.
                                                         of Science and
                                                         International Affairs,
                                                         John F. Kennedy School
                                                         of Government, Harvard
                                                         University

DANIEL M. CAIN (58)            Trustee, Chairman (1);    President and CEO,      27; Trustee, Universal
452 Fifth Avenue                       7 years           Cain Brothers &         Health Realty Income
New York, NY 10018                                       Company, Incorporated   Trust; Director, PASC
                                                         (investment banking)

KENNETH J. COWAN (71)         Trustee, Chairman (2)(3);  Retired                 27;
399 Boylston Street                  28 years                                    None
Boston, MA 02116

RICHARD DARMAN (59)             Trustee (2)(3);          Partner, The Carlyle    27; Director and Vice
399 Boylston Street                 7 years              Group (investments);    Chairman, AES
Boston, MA 02116                                         Professor, John F.      Corporation
                                                         Kennedy School of
                                                         Government, Harvard
                                                         University

SANDRA O. MOOSE (61)              Trustee (1);           Senior Vice President   27; Director, Verizon
One Exchange Place                  21 years             and Director, The       Communications;
Boston, MA 02109                                         Boston Consulting       Director, Rohm and Haas
                                                         Group, Inc.             Company
                                                         (management
                                                         consulting)

JOHN A. SHANE (70)                Trustee (1);           President, Palmer       27; Director, Eastern
200 Unicorn Park Drive              21 years             Service Corporation     Bank Corporation;
Woburn, MA 01801                                         (venture capital        Director, Gensym
                                                         organization)           Corporation; Director,
                                                                                 Overland Storage, Inc.;
                                                                                 Director, Abt Associates Inc.

PENDLETON P. WHITE (72)          Trustee (2)(3);         Retired                 27;
6 Breckenridge Lane                 22 years                                     None
Savannah, GA 31411

INTERESTED TRUSTEES

JOHN T. HAILER (42)             President and Chief      President and Chief     27;
399 Boylston Street         Executive Officer, Trustee;  Executive Officer, CDC  None^2
Boston, MA 02116                      3 years            IXIS Asset Management
                                                         Distributors, L.P.;
                                                         Senior Vice President,
                                                         Fidelity Investments

                                                                                      NUMBER OF PORTFOLIOS IN
                               POSITION(S) HELD WITH                                   FUND COMPLEX OVERSEEN
                               FUNDS, LENGTH OF TIME         PRINCIPAL OCCUPATION(S)  AND OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       SERVED AND TERM OF OFFICE^1       DURING PAST 5 YEARS              HELD
--------------------------  ---------------------------     -----------------------   -----------------------
INTERESTED TRUSTEES
(CONTINUED)

PETER S. VOSS (56)            Chairman of the Board,        Director, President       27;
399 Boylston Street                  Trustee;               and Chief Executive       Trustee of Harris
Boston, MA 02116                     11 years               Officer, CDC IXIS         Associates Investment
                                                            Asset Management North    Trust^3
                                                            America, L.P.

OFFICERS

NICHOLAS H. PALMERINO* (38)          Treasurer;             Senior Vice President,    27;
399 Boylston Street                Not Applicable           CDC IXIS Asset            None
Boston, MA 02116                                            Management Services;
                                                            Senior Vice President,
                                                            CDC IXIS Asset
                                                            Management Advisers;
                                                            Formerly, Vice
                                                            President, Loomis,
                                                            Sayles & Company, L.P.

JOHN E. PELLETIER (38)          Secretary and Clerk;        Senior Vice President,    27;
399 Boylston Street                Not Applicable           General Counsel,          None
Boston, MA 02116                                            Secretary and Clerk,
                                                            CDC IXIS Distribution
                                                            Corporation; Senior
                                                            Vice President,
                                                            General Counsel,
                                                            Secretary and Clerk,
                                                            CDC IXIS Asset
                                                            Management
                                                            Distributors, L.P.;
                                                            Senior Vice President,
                                                            General Counsel,
                                                            Secretary and Clerk,
                                                            CDC IXIS Asset
                                                            Management Advisers,
                                                            L.P.; Executive Vice
                                                            President, General
                                                            Counsel, Secretary,
                                                            Clerk and Director,
                                                            CDC IXIS Asset
                                                            Management Services, Inc.

(1) Member of Audit Committee.
(2) Member of Contract Review Committee.
(3) Member of Governance Committee.


^1 All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.
^2 Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
^3 Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.
* On February 28, 2003, Nicholas H. Palmerino replaced Mark E. Bradley as Treasurer of the Funds.

                             REGULAR INVESTING PAYS

                                        FIVE GOOD REASONS TO INVEST REGULARLY

     1.   It's an easy way to build assets.

     2.   It's convenient and effortless.

     3.   It requires a low minimum to get started.

     4. It can help you reach important long-term goals like financing retirement or college funding.

     5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

[CHART]
                                                THE POWER OF MONTHLY INVESTING

                   $100              $200              $500
25 Years          $95,837          $191,673          $479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

PLEASE CALL CDC NVEST FUNDS FOR A PROSPECTUS, WHICH CONTAINS MORE INFORMATION, INCLUDING CHARGES AND OTHER ONGOING EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Municipal Income Fund
                              CDCNvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*


*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

  AEW Management and Advisors                          Miller Anderson
   Capital Growth Management                    Reich & Tang Asset Management
  Hansberger Global Investors                      RS Investment Management
Harris Associates/Oakmark Funds               Salomon Brothers Asset Management
        Jurika & Voyles                          Vaughan, Nelson, Scarborough
    Loomis, Sayles & Company                             & McCullough
        Mercury Advisors                           Westpeak Global Advisors

  For current fund performance, ask your financial representative, access the
           CDC Nvest Funds website at www.cdcnvestfunds.com, or call
     CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
           CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASD.com.

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